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								 EXHIBIT 23.1



			INDEPENDENT AUDITORS' CONSENT
                        -----------------------------

     We consent to the incorporation by reference in Registration Statement No. 2-89293, No. 33-22321, No. 33-22322, No. 33-37134 and
No. 33-52851 of Esterline Technologies Corporation on Form S-8 of our report dated December 5, 1994 appearing in this Annual Report on Form 10-K of Esterline Technologies Corporation for the year ended
October 31, 1994.



/s/ Deloitte & Touche LLP
- -------------------------
    Seattle, Washington
    January 25, 1995